                                                                      EXHIBIT 21

                SUBSIDIARIES AND AFFILIATES OF CATERPILLAR INC.
                           (as of December 31, 1997)

                                                                                                            Jurisdiction in
Name of Company                                                                                             which Organized
---------------                                                                                             ---------------
Advanced Filtration Systems Inc.                                                                                   Delaware
Amur Machinery & Services Company                                                                                    Russia
Anchor Coupling Inc.                                                                                               Delaware
Aquila Mining Systems Ltd.                                                                                           Canada
Balderson Inc.                                                                                                       Kansas
Carter Machinery Company, Incorporated                                                                             Delaware
Caterpillar Agricultural Products Inc.                                                                             Delaware
       Caterpillar Claas America LLC                                                                               Delaware
       Claas Caterpillar Europe GmbH & Co KG                                                                        Germany
       Claas Caterpillar Europe Verwaltungs GmbH                                                                    Germany
Caterpillar Americas Co.                                                                                           Delaware
       Caterpillar Americas Funding Inc.                                                                           Delaware
       NOIL Participacoes e Comercio S.A.                                                                            Brazil
           Lion S.A.                                                                                                 Brazil
Caterpillar Andes S.A.                                                                                                Chile
Caterpillar Asia Pacific Holding Inc.                                                                              Delaware
       Caterpillar (China) Investment Co., Ltd.                                                                       China
           AsiaForge (Tianjin) Ltd.                                                                                   China
           AsiaTrak (Tianjin) Ltd.                                                                                    China
           Caterpillar Xuzhou Ltd.                                                                                    China
       Caterpillar (HK) Limited                                                                                   Hong Kong
           Shanxi International Casting Co.,Ltd.                                                                      China
       Caterpillar Shanghai Engine Company Ltd.                                                                       China
       V-Trac Holdings Limited                                                                                 Cook Islands
           V-Trac Infrastructure Development Company                                                                Vietnam
Caterpillar Asia Pte. Ltd.                                                                                        Singapore
Caterpillar Attachments Canada Ltd.                                                                                  Canada
Caterpillar of Australia Ltd.                                                                                     Australia
Caterpillar Brasil Ltda.                                                                                             Brazil
       Caterpillar Administracao e Participacoes S/C Ltda.                                                           Brazil
Caterpillar Building Construction Products Ag                                                                   Switzerland
       Caterpillar Commercial SARL                                                                              Switzerland
Caterpillar of Canada Ltd.                                                                                           Canada
Caterpillar Commercial N.V.                                                                                         Belgium
       Caterpillar Group Services N.V.                                                                              Belgium
       Hindustan Powerplus Limited                                                                                    India
Caterpillar Commercial Services Ltd.                                                                                 Canada
Caterpillar of Delaware, Inc.                                                                                      Delaware
       Caterpillar Industrial Products, Inc.                                                                       Delaware
           Nexus International Inc.                                                                                Delaware
                Nexus International S.r.L.                                                                            Italy
Caterpillar Elphinstone Pty. Ltd.                                                                                 Australia
       Elphinstone Commercial Services Ltd.                                                                          Canada

Exhibit 21                                                           Page 1 of 5
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
Caterpillar Energy Company S.A.                                                                                   Guatemala
Caterpillar Export Limited                                                                                US Virgin Islands
Caterpillar Financial Services Corporation                                                                         Delaware
       Bio-energy Partners                                                                                         Illinois
       Caterpillar Credit Services Asia Pte. Ltd.                                                                 Singapore
       Caterpillar Finance France S.A.                                                                               France
       Caterpillar Financial Asset Sales Corporation                                                                 Nevada
       Caterpillar Financial Australia Limited                                                                    Australia
       Caterpillar Financial Corporacion Financiera S.A., E.F.C.                                                      Spain
       Caterpillar Financial Funding Corporation                                                                     Nevada
       Caterpillar Financial Member Company                                                                        Delaware
       Caterpillar Financial Nordic Services A.B.                                                                    Sweden
       Caterpillar Financial Renting, S.A.                                                                            Spain
       Caterpillar Financial Services CR, s.r.o.                                                             Czechoslovakia
       Caterpillar Financial Services Limited                                                                        Canada
       Caterpillar Financial Services Poland Sp.z.o.o.                                                               Poland
       Caterpillar Financial Services (U.K.) Limited                                                                England
       Caterpillar Holding Germany GmbH                                                                             Germany
           Caterpillar Financial Services GmbH & Co KG                                                              Germany
           Caterpillar Leasing GmbH (Leipzig)                                                                       Germany
           Caterpillar Vibra-Ram Verwaltungs GmbH                                                                   Germany
                Caterpillar Vibra-Ram GmbH & Co. KG                                                                 Germany
           EDC European Excavator Design Center GmbH & Co. KG                                                       Germany
           EDC European Excavator Design Center Verwaltungs GmbH                                                    Germany
           MaK Motoren GmbH & Co. KG                                                                                Germany
                Germanischer Lloyd AG                                                                               Germany
                Guangzhou MaK Diesel Engine Ltd.                                                                      China
                Machinefabriek Bolier B.V.                                                                      Netherlands
                    Financieringsmaatschappij Boiler B.V.                                                       Netherlands
                      Diesel Sales and Services Merwedehaven B.V.                                               Netherlands
                      Laminex V.o.F.                                                                            Netherlands
                    MaK Netherlands B.V.                                                                        Netherlands
                MaK Americas (Canada) Inc.                                                                           Canada
                MaK Scandinavia A/S                                                                                 Denmark
                MaK Wohnungsbaugesellschaft                                                                         Germany
       Caterpillar International Finance plc                                                                        Ireland
       Caterpillar International Services Corporation                                                                Nevada
       Caterpillar Leasing Chile, S.A.                                                                                Chile
       Caterpillar Leasing (Thailand) Limited                                                                      Thailand
       Grupo Financiero Caterpillar Mexico, S.A. de C.V.                                                             Mexico
           Caterpillar Arrendadora Financiera, S.A. de C.V.                                                          Mexico
           Caterpillar Credito, S.A. de C.V. Soc. Fin. de Obj. Lim.                                                  Mexico
           Caterpillar Factoraje Financiero, S.A. de C.V.                                                            Mexico
           GFCM Servicios, S.A. de C.V.                                                                              Mexico
       MICA Energy Systems                                                                                         Michigan
Caterpillar Financial Services N.V.                                                                    Netherlands Antilles
Caterpillar Forest  Products Inc.                                                                                  Delaware
Caterpillar Holding (France) S.A.R.L.                                                                                France
       Caterpillar Logistics Services (France) SARL                                                                  France
       MaK Mediterranee S.A.S.                                                                                       France

Exhibit 21                                                           Page 2 of 5
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
Caterpillar Hungary Ltd.                                                                                            Hungary
Caterpillar Impact Products Limited                                                                          United Kingdom
Caterpillar Industrial Inc.                                                                                            Ohio
       Mitsubishi Caterpillar Forklift America Inc.                                                                Delaware
           Material Handling Associates, Inc.                                                                      Delaware
           Rapidparts Inc.                                                                                         Delaware
       Mitsubishi Caterpillar Forklift Asia Pte. Ltd.                                                             Singapore
       Mistubishi Caterpillar Forklift Europe B.V.                                                              Netherlands
Caterpillar Insurance Co. Ltd.                                                                                      Bermuda
       Caterpillar Assurance Company Limited                                                            Grand Cayman Island
Caterpillar Insurance Services Corporation                                                                        Tennessee
Caterpillar International Leasing L.L.C.                                                                           Delaware
Caterpillar Investment Management Ltd.                                                                             Delaware
       Caterpillar Securities Inc.                                                                                 Delaware
Caterpillar Logistics Services, Inc.                                                                               Delaware
       Caterpillar Logistics Services Belgium N.V.                                                                  Belgium
           Caterpillar Logistics N.V.                                                                               Belgium
       Caterpillar Logistics Services Spain, S.A.                                                                     Spain
Caterpillar Mexico S.A. de C.V.                                                                                      Mexico
       Inmobiliaria Conek, S.A.                                                                                      Mexico
Caterpillar Overseas Credit Corporation S.A.                                                                    Switzerland
Caterpillar Overseas S.A.                                                                                       Switzerland
       Caterpillar (Africa) (Proprietary) Limited                                                              South Africa
       Caterpillar Asia Limited                                                                                   Hong Kong
       Caterpillar Belgium S. A.                                                                                    Belgium
       Caterpillar China Limited                                                                                  Hong Kong
       Caterpillar Commercial S.A.R.L.                                                                               France
       Caterpillar Commerciale S.r.L.                                                                                 Italy
       Caterpillar France S.A.                                                                                       France
       Caterpillar Logistics Services Limited                                                                       England
       Caterpillar MHI Marketing Ltd.                                                                                 Japan
       Mec-Track S.r.L.                                                                                               Italy
           Mec-3 S.r.L.                                                                                               Italy
       P.T. Natra Raya                                                                                            Indonesia
       Shin Caterpillar Mitsubishi Ltd.                                                                               Japan
           Aishin Co.                                                                                                 Japan
           Akashi GS Co., Ltd.                                                                                        Japan
           Chubu Caterpillar Mitsubishi Construction Equipment Sales, Ltd.                                            Japan
           CM Custom Product Co., Ltd.                                                                                Japan
           CM Human Services Co., Ltd.                                                                                Japan
           CM Logistics Services Co., Ltd.                                                                            Japan
           CMEC Co., Ltd.                                                                                             Japan
           Diamond Office Management Co., Ltd.                                                                        Japan
           Earthmoving Resources Corporation                                                                          Japan
           East Chugoku Caterpillar Mitsubishi Construction Equipment Sales, Ltd.                                     Japan
                Top Try Co., Ltd.                                                                                     Japan
           East Kanto Caterpillar Mitsubishi Construction Equipment Sales, Ltd.                                       Japan
                Clean World Co.                                                                                       Japan
                Tone Lease Co.                                                                                        Japan
           Hama-rental Co.                                                                                            Japan
           Hokkaido Caterpillar Mitsubishi Construction Equipment Sales, Ltd.                                         Japan
                Shin Hokken Ltd.                                                                                      Japan

Exhibit 21                                                           Page 3 of 5
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
           Hokken Service Co.                                                                                         Japan
           Hokuetsu Caterpillar Mitsubishi Construction Equipment Sales, Ltd.                                         Japan
                Akira Shoji Co., Ltd.                                                                                 Japan
                F. M. K. Co., Ltd.                                                                                    Japan
           Hokuriku Caterpillar Mitsubishi Construction Equipment Sales, Ltd.                                         Japan
                Dia Rental Hokuriku Co., Ltd.                                                                         Japan
           Itoh Tekkosho Co., Ltd.                                                                                    Japan
           Kanagawa Caterpillar Mitsubishi Construction Equipment Sales, Ltd.                                         Japan
           Kansai Caterpillar Mitsubishi Construction Equipment Sales, Ltd.                                           Japan
                Space Attack Co., Ltd.                                                                                Japan
           Kinki Caterpillar Mitsubishi Construction Equipment Sales, Ltd.                                            Japan
                Rental Sanwa Co., Ltd.                                                                                Japan
           K-Lea Co., Ltd.                                                                                            Japan
           Koshin Caterpillar Mitsubishi Construction Equipment Sales, Ltd.                                           Japan
                Nagano Kouki Co., Ltd.                                                                                Japan
                Sanko Rental Co.                                                                                      Japan
           Kyoei Co.                                                                                                  Japan
           Machida Kiko Co., Ltd.                                                                                     Japan
           Nihon Kenki Lease Co., Ltd.                                                                                Japan
           North Kanto Caterpillar Mitsubishi Construction Equipment Sales, Ltd.                                      Japan
                Takuma Co.                                                                                            Japan
           Rentec Co.                                                                                                 Japan
           Sagakiko-shokai Co., Ltd.                                                                                  Japan
           Sagami GS Co., Ltd.                                                                                        Japan
           SCM Operator Training Co., Ltd.                                                                            Japan
           SCM Shoji Co., Ltd.                                                                                        Japan
           SCM System Service Co., Ltd.                                                                               Japan
           Shizuoka Caterpillar Mitsubishi Construction Equipment Sales, Ltd.                                         Japan
                Seiryo Co., Ltd.                                                                                      Japan
           Sowa System Co.                                                                                            Japan
           Tokuden Co.                                                                                                Japan
           Tokyo Caterpillar Mitsubishi Construction Equipment Sales, Ltd.                                            Japan
                Aiwa Co., Ltd.                                                                                        Japan
           Tokyo Rental Co., Ltd.                                                                                     Japan
           Tunnel Rental Co., Ltd.                                                                                    Japan
           West Chugoku Caterpillar Mitsubishi Construction Equipment Sales, Ltd.                                     Japan
                Rex World Co., Ltd.                                                                                   Japan
                Yeep Co.                                                                                              Japan
       Solar Turbines Canada Ltd.                                                                                    Canada
       Solar Turbines Europe S.A.                                                                                   Belgium
         Solar Turbines Overseas Pension Scheme Trustees Limited                                             United Kingdom
       Tractor Engineers Limited                                                                                      India
Caterpillar Paving Products Inc.                                                                                   Oklahoma
       Caterpillar Materiels Routiers S.A.                                                                           France
Caterpillar Poland Sp.zo.o.                                                                                          Poland
Caterpillar Power Systems Inc.                                                                                     Delaware
Caterpillar Power Ventures Corporation                                                                             Delaware
       Caterpillar Power Ventures International, Ltd.                                                               Bermuda
Caterpillar Redistribution Services Inc.                                                                           Delaware
       DUECOSA Limited                                                                                      Channel Islands
Caterpillar Redistribution Services S.A.R.L.                                                                    Switzerland
Caterpillar Rental Services Network Inc.                                                                           Delaware
Caterpillar Service Center                                                                                           Russia
Caterpillar Services Limited                                                                                       Delaware

Exhibit 21                                                           Page 4 of 5
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
Caterpillar (U.K.) Limited                                                                                          England
       All Wheel Drive (Sales) Limited                                                                    England and Wales
       Brown Group Holdings Limited                                                                       England and Wales
           Archer Components Limited                                                                                England
           Artix Aviation Limited                                                                                   England
           Automotive Development Centre Limited                                                                    England
           Caterpillar Peterlee Limited                                                                             England
           Caterpillar Stockton Limited                                                                   England and Wales
           D. J. Industries Limited                                                                                 England
       Caterpillar EPG Limited                                                                            England and Wales
       Caterpillar Logistics Services (UK) Limited                                                        England and Wales
       Caterpillar Skinningrove Limited                                                                   England and Wales
       MaK (London) Limited                                                                                         England
       Systemjoin Limited                                                                                 England and Wales
       Turner Powertrain Systems Limited                                                                            England
Caterpillar World Trading Corporation                                                                              Delaware
Cyclean, Inc.                                                                                                      Delaware
Depositary (Bermuda) Limited                                                                                        Bermuda
F.G. Wilson, L.L.C.                                                                                                Delaware
       F.G. Wilson (Engineering) Limited                                                                   Northern Ireland
           Everton Engineering (N.I.) Limited                                                              Northern Ireland
           F.G. Wilson Australia PTY Limited                                                                      Australia
           F.G. Wilson Engineering (Dublin) Limited                                                                 Ireland
           F.G. Wilson (Engineering) HK Limited                                                                   Hong Kong
           F.G. Wilson Engineering Vertriebs-GmbH                                                                   Germany
           F.G. Wilson Incorporated                                                                                Delaware
           F.G. Wilson (Proprietary) Limited                                                                   South Africa
           F.G. Wilson S.A.                                                                                          France
           F.G. Wilson Singapore Pte. Limited                                                                     Singapore
           Genrent Limited                                                                                 Northern Ireland
Hydropro S.r.l.                                                                                                       Italy
Leo, Inc.                                                                                                        Washington
       Vanguard Hydraulic Pipelayer, Inc.                                                                        Washington
Lexington Real Estate Holding Corporation                                                                          Delaware
MaK Americas (USA) Inc.                                                                                            Illinois
Mincom Pty Ltd.                                                                                                   Australia
Nevamash                                                                                                             Russia
Novotruck                                                                                                            Russia
Peoria Medical Research Corporation                                                                                Illinois
Rapisarda Industries SrL                                                                                              Italy
Solar Turbines Incorporated                                                                                        Delaware
       OTSG, Inc.                                                                                                  Delaware
       Solar Turbines International Company                                                                        Delaware
           Energy Services International Group, Ltd.                                                               Delaware
           Energy Services International Limited                                                                    Bermuda
           P. T. Solar Services Indonesia                                                                         Indonesia
           Servtech Limited                                                                                         Ireland
           Turboservices SDN BHD                                                                                   Malaysia
       Solar Turbines Services Company                                                                           California
       Turbinas Solar de Venezuela, C.A.                                                                          Venezuela
       Turbinas Solar S.A. de C.V.                                                                                   Mexico
       Turbo Tecnologia de Reparaciones S.A. de C.V.                                                                 Mexico
STI Capital Company                                                                                                Delaware
Tecnologia Modificada S.A. de C.V.                                                                                   Mexico
UNOC Equipment and Supply, L.L.C.                                                                                  Delaware
       UNOC Equipment and Supply                                                                                     Russia

Exhibit 21                                                           Page 5 of 5